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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-47173, No. 333-67109, and No. 333-33901 on Form S-8 of our report dated
February 10, 2001 (except for Note 10, for which the date is March 12, 2001) appearing in this Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 2000.


Deloitte & Touche LLP
Costa Mesa, California
March 30, 2001